                                                                EXHIBIT 10.32

                  SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER


         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "AMENDMENT"), dated as of May 31, 2000, is by and among INSIGHT HEALTH SERVICES CORP. (the "BORROWER"), the subsidiaries of the Borrower identified on the signature pages hereto (the "GUARANTORS"), the several lenders identified on the signature pages hereto (each a "LENDER" and, collectively, the "LENDERS") and BANK OF AMERICA, N.A., formerly NationsBank N.A., as agent for the Lenders (in such capacity, the "AGENT").

                               W I T N E S S E T H


         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of October 14, 1997, as amended by that First Amendment to Credit Agreement dated as of November 17, 1997, as amended by that Second Amendment to Credit Agreement dated as of December 19, 1997, as amended by that Third Amendment to Credit Agreement dated as of March 23, 1998, as amended by that Fourth Amendment and Restatement of Credit Agreement dated as of June 12, 1998 and as amended by that Fifth Amendment to Credit Agreement dated as of December 15, 1999 (as so amended, the "EXISTING CREDIT AGREEMENT");

         WHEREAS, the Borrower and the Guarantors have requested that certain provisions of the Existing Credit Agreement be amended; and

         WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    PART 1
                                  DEFINITIONS

         SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

               "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended hereby.

               "AMENDMENT NO. 6 EFFECTIVE DATE" is defined in Subpart 4.1.

               "WILKES-BARRE" means that certain outpatient medical diagnostic imaging center located at 150 Mundy Street, Wilkes-Barre, Pennsylvania.

         SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                          PART 2
                         AMENDMENTS TO EXISTING CREDIT AGREEMENT


         Effective on (and subject to the occurrence of) the Amendment No. 6 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this PART 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         SUBPART 2.1  AMENDMENTS TO SECTION 1.1.

               A. The following definitions set forth in Section 1.1 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

                    "APPLICATION PERIOD", (i) in respect of any Asset Disposition by any Consolidated Party, shall have the meaning assigned to such term in Section 8.5 and (ii) in respect of any Asset Disposition by any Unrestricted Joint Venture which is a Restricted Subsidiary (as defined in the Subordinated Note Indenture), means 359 days following the consummation of such Asset Disposition.

                    "ASSET DISPOSITION" means (i) the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party, whether by sale, lease, transfer or otherwise, other than (a) the sale of inventory in the ordinary course of business for fair consideration, (b) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business and (c) any Equity Issuance and (ii) any Asset Sale (as defined in the Subordinated Note Indenture).

                    "CENTRAL COAST" means St. John's Regional Medical Center, LLC, a California limited liability company.

                    "EXCLUDED ASSET DISPOSITION" means (i) any Asset Disposition by any Consolidated Party to any Credit Party if (a) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of
         Section 7.13 after giving effect to such Asset Disposition and (b) after giving effect such Asset Disposition, no Default or Event of Default exists and (ii) any transaction constituting a Permitted Investment.

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                  "NET CASH PROCEEDS" means, with respect to any Person, the aggregate cash proceeds received by such Person in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of
              (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions),
              (b) taxes paid or payable as a result thereof and (c) amounts required to be paid to any Person (other than any Consolidated Party or Unrestricted Joint Venture) owning a beneficial interest in any assets that are subject to an Asset Disposition; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by such Person in any Asset Disposition, Equity Issuance or Debt Issuance.

                  "PERMITTED INVESTMENTS" means Investments which are either
              (i) cash or Cash Equivalents; (ii) accounts receivable created, acquired or made by any Consolidated Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Capital Stock, obligations, securities or other property received by any Consolidated Party in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in SCHEDULE 1.1B; (v) Guaranty Obligations permitted by Section 8.1; (vi) transactions permitted by Section 8.9; (vii) advances or loans to directors, officers, employees, agents, customers or suppliers made in the ordinary course of business for reasonable business and which do not exceed $1,000,000 in the aggregate at any one time outstanding for all of the Consolidated Parties; (viii) Investments in any Credit Party; (ix) Permitted Acquisitions; (x) Investments in Joint Ventures not to exceed $25,000,000 and (xi) the purchase of Eligible Assets with the proceeds of any Asset Disposition as contemplated by Section 8.5.

                  "RESTRICTED JOINT VENTURE" means any Joint Venture in
              existence on the Closing Date and identified on SCHEDULE 1.1A.

                  "SUBSIDIARY" means, as to any Person at any time, (a) any
              corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock; PROVIDED, HOWEVER, that the term "Subsidiary" (i) shall not include any Unrestricted Joint Venture and (ii) shall include Wilkes-Barre Imaging, LLC.

                  "UNRESTRICTED JOINT VENTURE" means any Joint Venture which is not a Restricted Joint Venture; PROVIDED, HOWEVER, the term "Unrestricted Joint Venture" shall not include Wilkes-Barre Imaging, LLC.

              B. Clause (xiii) appearing in the definition of "Permitted Liens" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

              (xiii) Liens on any Property owned by any Subsidiary of the Borrower which is a Restricted Joint Venture;

       SUBPART 2.2 AMENDMENTS TO SECTION 1.3 Section 1.3 of the Existing Credit Agreement is amended in its entirety to read as follows:

              1.3 ACCOUNTING TERMS.

                  Except as otherwise expressly provided herein, all
              accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement (i) shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements as at June 30, 1997) but, in any event, after elimination for minority interests; PROVIDED, HOWEVER, if
              (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made, and (ii) shall exclude income statement items (whether positive or negative) attributable to ownership interests held by any Consolidated Party in any Unrestricted Joint Venture.

                  Notwithstanding the above, the parties hereto acknowledge
              and agree that, for purposes of all calculations made under the financial covenants set forth in Section 7.11 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Pro Forma Basis" set forth in Section 1.1),
              (i)(A) income statement items (whether positive or negative) attributable to the Property disposed of in any Asset Disposition as contemplated by Section 8.5 or to any Operating Leases of

          GE Financed Machinery which were converted into Capital Leases, as applicable, shall be excluded to the extent relating to any period occurring prior to the date of such transaction, (B) Indebtedness which is retired in connection with any such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period and (C) for purposes of calculating interest expense, Indebtedness attributable to Capital Leases which were formerly Operating Leases of GE Financed Machinery shall be deemed to have been incurred on the first day of the applicable period and if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable period determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, and (ii) income statement items (whether positive or negative) attributable to any Property acquired in any Investment transaction (including without limitation any Permitted Acquisition) contemplated by Section 8.6 shall be included to the extent relating to any period applicable in such calculations occurring after the date of such transaction (and, notwithstanding the foregoing, during the first four fiscal quarters following the date of such transaction, shall be included on an annualized basis).

    SUBPART 2.3 AMENDMENTS TO SECTION 6.13. The first sentence of Section
6.13 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          Set forth on SCHEDULE 6.13 is a complete and accurate list of all Subsidiaries of each Consolidated Party and all Unrestricted Joint Ventures of each Consolidated Party.

    SUBPART 2.4 AMENDMENTS TO SECTIONS 7.12, 7.13, 8.7, 8.8, 8.12 AND 8.15. The clause "which is not a Joint Venture" as it appears in Sections 7.12, 7.13, 8.7, 8.8, 8.12 and 8.15 of the Existing Credit Agreement is amended in its entirety in each such Section to read "which is not a Restricted Joint Venture".

    SUBPART 2.5 AMENDMENTS TO SECTION 7.14. The clause "Joint Ventures" as it appears in Section 7.14 of the Existing Credit Agreement is amended in its entirety each time it appears in such Section to read "Restricted Joint Ventures".

    SUBPART 2.6 AMENDMENTS TO SECTION 8.1(c). Section 8.1(c) of the Existing Credit Agreement is amended in its entirety to read as follows:

    8.1   INDEBTEDNESS.

          The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:


                                     ************

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              (c)(i) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by any Consolidated Party which is not a Restricted Joint Venture other than Open MRI or Central Coast to finance the purchase of fixed assets PROVIDED that
          (A) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $10,000,000 (excluding any such Indebtedness of any Consolidated Party other than Open MRI or Central Coast referred to in subsection (b) above) at any one time outstanding; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

              (ii) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by Open MRI to finance the purchase of fixed assets PROVIDED that (A) the total outstanding principal of all such Indebtedness (including any such Indebtedness of Open MRI referred to in subsection (b) above), taken together with the aggregate original equipment cost of all Property leased by Open MRI under Operating Leases, shall not exceed at any time an aggregate principal amount of $20,000,000; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

              (iii) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by Central Coast to finance the purchase of fixed assets PROVIDED that (A) the total outstanding principal of all such Indebtedness shall not exceed at any time an aggregate principal amount of $6,000,000 (including any such Indebtedness of Central Coast referred to in subsection (b) above); (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

              (iv) obligations of the Credit Parties (other than Open MRI) arising under Capital Leases with respect to the GE Financed Machinery; PROVIDED that (A) the total outstanding principal of all such Indebtedness shall not exceed at any time an aggregate principal amount of $57,300,000; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

    SUBPART 2.7 AMENDMENTS TO SECTIONS 8.16(a) AND 8.18. The clause "which are not Joint Ventures" as it appears in Sections 8.16(a) and 8.18 of the Existing Credit Agreement is amended in its entirety in each such Section to read "which are not Restricted Joint Ventures".

                                     PART 3
              CERTAIN WAIVERS REGARDING ACQUISITION OF WILKES-BARRE

     Solely with respect to the Acquisition of Wilkes-Barre by InSight Health Corp., the Required Lenders agree as follows:

          (a) The requirement that the maximum amount of proceeds of Acquisition Loans used to finance the Acquisition of Wilkes-Barre not exceed $15,000,000, as set forth in clause (vii) of the definition of "Permitted Acquisition" appearing in Section 1.1 of the Amended Credit Agreement, is hereby waived.

          (b) Notwithstanding anything to the contrary contained in the Amended Credit Agreement (including, without limitation, Sections 8.5 and 8.12), in connection with and as partial consideration for the Acquisition of Wilkes-Barre, Wilkes-Barre Imaging, LLC shall be permitted to issue or transfer shares of its Capital Stock to Roy Assael in an amount not to exceed 10% of the total outstanding Capital Stock of Wilkes-Barre Imaging, LLC (the "Minority Interest"). Furthermore, (i) any requirement that the Credit Parties prepay the Loans pursuant to Section 3.3(b)(v) in connection with the issuance of such Capital Stock to Roy Assael is hereby waived and (ii) notwithstanding anything to the contrary contained in Section 7.12, Section 7.13 or any of the Collateral Documents, any requirement that the Minority Interest be pledged as Collateral to secure the Credit Party Obligations is waived for so long as such Minority Interest is not held by a Credit Party.

                                     PART 4
                          CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1 AMENDMENT NO. 6 EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT NO. 6 EFFECTIVE DATE") when all of the conditions set forth in this PART 4 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 6."

     SUBPART 4.2 EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

     SUBPART 4.3 AMENDMENT FEE. The Agent shall have received for the account of each Lender approving this Amendment an amendment fee equal to 0.125% of each such Lender's Commitment.

     SUBPART 4.4 OTHER ITEMS. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                     PART 5
                                 MISCELLANEOUS

     SUBPART 5.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Agent and the Lenders that (a) after giving effect to this Amendment, (i) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (ii) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date) and (b) the transactions contemplated in this Amendment are not prohibited by the Subordinated Note Indenture (as in effect immediately prior to the Amendment No. 6 Effective Date.

     SUBPART 5.2 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement and (ii) that it is responsible for the observance and full performance of the Credit Party Obligations.

     SUBPART 5.3 CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 5.4 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.5 REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment No. 6 shall become effective pursuant to the terms of SUBPART 4.1, all references in the Existing Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 6.

     SUBPART 5.6 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.7 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 5.8 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


        [The remainder of this page has been left blank intentionally]

         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:                          INSIGHT HEALTH SERVICES CORP.

                                   By:     /s/ Thomas V. Croal
                                      -------------------------------------
                                   Name:   Thomas V. Croal
                                   Title:  Executive Vice President,
                                           Chief Financial Officer


GUARANTORS:                        INSIGHT HEALTH CORP.
                                   RADIOLOGY SERVICES CORP.
                                   OPEN MRI, INC.
                                   MAXUM HEALTH CORP.
                                   RADIOSURGERY CENTERS, INC.
                                   QUEST FINANCIAL SERVICES, INC.
                                   MAXUM HEALTH SERVICES CORP.
                                   DIAGNOSTIC SOLUTIONS CORP.
                                   MAXUM HEALTH SERVICES
                                       OF NORTH TEXAS, INC.
                                   MAXUM HEALTH SERVICES
                                       OF ARLINGTON, INC.
                                   MAXUM HEALTH SERVICES
                                       OF DALLAS, INC.
                                   NDDC, INC.
                                   SIGNAL MEDICAL SERVICES, INC.
                                   MISSISSIPPI MOBILE TECHNOLOGY, INC.


                                   By:     /s/ Thomas V. Croal
                                      -------------------------------------
                                   Name:   Thomas V. Croal
                                   Title:  Executive Vice President,
                                           Chief Financial Officer





                                   [Signatures Continue]





SIXTH AMENDMENT
INSIGHT HEALTH SERVICES CORP.

LENDERS: BANK OF AMERICA, N.A. formerly NationsBank, N.A., individually in its capacity as a Lender and in its capacity as Agent

                                   By:    /s/ Scott Singhoff
                                      ----------------------------------------
                                   Name:  Scott Singhoff
                                   Title: Managing Director


                                   THE BANK OF NOVA SCOTIA

                                   By:    /s/ R.P. Reynolds
                                      ----------------------------------------
                                   Name:  R.P. Reynolds
                                   Title: Director


                                   FLEET NATIONAL BANK

                                   By:    /s/ Walter J. Marullo
                                      ----------------------------------------
                                   Name:  Walter J. Marullo
                                   Title: Vice President


                                   PARIBAS

                                   By:    /s/ Sean T. Conlon
                                      ----------------------------------------
                                   Name:  Sean T. Conlon
                                   Title: Managing Director

                                   By:    /s/ Eric Voravong
                                      ----------------------------------------
                                   Name:  Eric Voravong
                                   Title: Vice President


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEINBANK B.A., "RABOBANK
                                   NEDERLAND"

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   [Signatures Continue]



SIXTH AMENDMENT
INSIGHT HEALTH SERVICES CORP.

                                   BHF (USA) CAPITAL CORPORATION


                                   By:     /s/ Dan Dobrjanskyj
                                      ----------------------------------------
                                   Name:   Dan Dobrjanskyj
                                   Title:  Assistant Vice President

                                   By:     /s/ Richard Cameron
                                      ----------------------------------------
                                   Name:   Richard Cameron
                                   Title:  Vice President


                                   DRESDNER BANK AG. NEW YORK BRANCH AND
                                   GRAND CAYMAN BRANCH

                                   By:     /s/ A. Nesi
                                      ----------------------------------------
                                   Name:   A. Nesi
                                   Title:  First Vice President

                                   By:     /s/ D. A. Ritzier
                                      ----------------------------------------
                                   Name:   Debra A. Ritzier
                                   Title:  Assistant Vice President


                                   IMPERIAL BANK, A CALIFORNIA BANKING
                                   CORPORATION

                                   By:     /s/ R. Vadalma
                                      ----------------------------------------
                                   Name:   Ray Vadalma
                                   Title:  Senior Managing Director


                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:     /s/ Ronald A. Launsbach
                                      ----------------------------------------
                                   Name:   Ronald A. Launsbach
                                   Title:  Vice President


                                   BANK POLSKA KASA OPIEKA, S.A.

                                   By:     /s/ Barry W. Henry
                                      ----------------------------------------
                                   Name:   Barry W. Henry
                                   Title:  Vice President
                                           Senior Lending Officer


SIXTH AMENDMENT
INSIGHT HEALTH SERVICES CORP.